Exhibit 10 (d11)
THIRTEENTH AMENDMENT TO THE
CAPITOL BANCORP LTD.
EMPLOYEE STOCK OWNERSHIP PLAN
     The Capitol Bancorp Ltd. Employee Stock Ownership Plan is hereby amended effective July 1, 2005 by adding the following participating employer at the end of the list therein contained:

Name of	Type of	State of	Date of
Employer	Entity	Organization	Participation
Napa Community Bank	Banking Corp.	California	July 1, 2005

CAPITOL BANCORP LIMITED

Dated: December 1, 2005	By:	/s/ Cristin Reid English
Cristin Reid English
Chief Operating Officer

NAPA COMMUNITY BANK

Dated: December 1, 2005	By:	/s/ Dennis Pedisich
Dennis Pedisich
President and CEO